--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR

--------------------------------------------------------------------------------

DEAR SHAREHOLDER:                                               January 23, 1998

We welcome this opportunity to provide you with information about Hyperion 2002 Term Trust, Inc. (the 'Trust') for its semi-annual period ended November 30, 1997 and to share our outlook for the rest of the Trust's fiscal year. The Trust's shares are traded on the New York Stock Exchange ('NYSE') under the symbol 'HTB'.

DESCRIPTION OF THE TRUST

The Trust is a closed-end investment company whose investment objectives are to attempt to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ('MBS') issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or MBS rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch Investors Service, L.P.).

MARKET ENVIRONMENT

The fixed income markets had a mixed year ending November 30, 1997. On the one hand, the strong economy and low level of unemployment kept the Federal Reserve Board's monetary policy with a bias towards raising interest rates. On the other hand, the low inflation environment, in which prices on most consumer goods increased slightly above 2.0%, caused interest rates on longer maturity assets to fall relative to shorter maturity securities. The economic problems in Asia will be the wild card going into 1998. The depth of Asia's problems will have global implications that will impact monetary policy over the near term.

We are generally positive on interest rates and feel that there are a number of fundamental factors that support a lower interest rate range than has been experienced over the last few years. These factors include improving fiscal policy, declining government deficits, and a low level of global inflation.

The decline in interest rates over the last few months has sent refinancing applications on residential mortgages dramatically higher. We believe, however, that because of the volume of refinancing that occurred in 1993, the refinancing activity anticipated in 1998 will be lower than that of 1993.

PORTFOLIO STRATEGY AND PERFORMANCE

The overall strategy with respect to the Trust has been twofold; first, manage the Trust's investment prepayment risk and, second, increase the Trust's allocation to securities that closely match the Trust's targeted termination date.

To reduce the exposure to prepayment risk we have increased our allocation to commercial mortgage-backed securities and asset-backed securities collateralized by credit card receivables and manufactured housing loans. By incorporating these types of securities into the portfolio, prepayment protection is provided through loans on the underlying collateral. These securities have historically performed well in environments where prepayment rates on residential mortgage-backed securities increase as the underlying borrower's incentive to prepay the loans are much lower than with residential mortgage-

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR (CONTINUED)

--------------------------------------------------------------------------------

backed securities. Over the year, the portfolio has increased its allocation to these sectors by 16%.

Collateralized mortgage obligations ('CMOs') are another source of securities by which prepayment activity can be mitigated and as such are currently held by the Trust for their prepayment stability.

The more conservative classes of a CMO are called planned amortization class ('PAC CMOs'). The portfolio's allocation to these classes is currently 52%.

Certain portions of the Trust's portfolio were restructured to hold securities with a greater degree of maturity certainty, oriented toward the Trust's expected maturity in late 2002. Examples of securities with more cash flow certainty are asset-backed securities and planned amortization classes of agency collateralized mortgage obligations where the principal return period can range from 1 day to 2 years. Over the year, approximately 25% of the portfolio was restructured into securities with maturities centered around the fourth quarter of 2002, and these restructurings contributed 20 cents to the NAV. If interest rates continue to fall, we expect that there will be more opportunities to restructure the portfolio.

The Trust's total return for the six month period ending November 30, 1997 was 13.73%. Total investment return is based upon the change in Net Asset Value of the Trust's shares and includes reinvestment of dividends. The current monthly dividend the Trust pays its shareholder is $0.03958 per share. The current yield of 5.94% on shares of the Trust is based on the NYSE closing price of $8.0000 on November 30, 1997.

The Trust, inclusive of leverage, is currently managed with an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of 7.3 years, with the core assets having a duration of 5.1 years.


The Trust is continuing its share repurchase program. In October, the Board of Directors authorized the Trust to purchase and retire up to 25% of the Trust's original outstanding common shares. Previously, the Board of Directors had authorized the Trust to purchase and retire up to 15% of the Trust's original outstanding common shares. This repurchase program allows the Trust to purchase and retire shares of the Trust in the open marketplace. Such transactions are made when the share price of the Trust is significantly below the Trust's NAV. By purchasing the stock at a discount to the NAV and retiring the stock, the benefit of that spread (between stock purchase price and the NAV) is captured and returned to all of the Trust's remaining shareholders. During the year ended November 30,1997, the Trust has repurchased and retired 2,711,700 shares, capturing $.0824 in additional NAV per share or $2,576,740 in an actual dollar amount for shareholders.

The chart that follows shows the allocation of the Trust's holdings by asset category on November 30, 1997.

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR (CONCLUDED)

--------------------------------------------------------------------------------

                         HYPERION 2002 TERM TRUST, INC.
               PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1997*

         Repurchase Agreement                    U.S. Government Agency
             0.5%                              Pass-Through Certificates
                                                           11.5%
         Muncipal Zero Coupon
           Securities                             U.S. Government Agency
             9.5%                                 Collateralized Mortgage
                                                       Obligations
        Asset-Backed Securities                            28.4%
             17.2%
                                                  Subordinated (AAA)
                                                  Collateralized Mortgage
                                                        Obligations
                                                           32.9%


* As a percentage of total investments.

CONCLUSION

We appreciate the opportunity to serve your investment needs and we thank you for your continued support. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,
KENNETH C. WEISS
Chairman,
Hyperion 2002 Term Trust, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.

CLIFFORD E. LAI
President,
Hyperion 2002 Term Trust, Inc.
Managing Director and Chief Investment Officer,
Hyperion Capital Management, Inc.

-------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS                                Principal
November 30, 1997           Interest                     Amount       Value
(Unaudited)                  Rate        Maturity        (000s)      (Note 2)

-------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--58.3%
U.S. GOVERNMENT AGENCY PASS-THROUGH
  CERTIFICATES--16.8%
Federal Home Loan Mortgage
  Corporation                 6.50 %     01/01/24       $  36,977@ $ 36,329,844
                                                                   ------------
Federal National Mortgage
  Association                 8.00       11/01/24          10,083@   10,442,001
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH CERTIFICATES
  (Cost - $45,406,242)                                               46,771,845
                                                                   ------------
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (REMICS)--41.5%
Federal Home Loan Mortgage
  Corporation
  Series 1628, Class KC       6.25       05/15/09          10,075@    9,809,637
  Series 1978, Class PB,
    PAC                       6.50       07/15/18          27,420@   27,518,548
  Series 1973, Class PD,
    PAC                       6.50       01/15/18          26,964@   27,057,403
  Series 1725, Class B        7.00       10/15/20           7,364@    7,383,478
                                                                   ------------
                                                                     71,769,066
                                                                   ------------
Federal National Mortgage
  Association
  Series 1997-58, Class
    PH, PAC                   6.50       06/18/18          15,610    15,663,667
  Series 1989-20, Class A,
    PAC                       6.75       04/25/18           8,275     8,236,923
  Series G93-15, Class G,
    PAC                       7.00       06/25/22          20,000@   20,137,980
                                                                   ------------
                                                                     44,038,570
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (REMICS)
  (Cost - $113,677,776)                                             115,807,636
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS

  (Cost - $159,084,018)                                             162,579,481
                                                                   ------------

-------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--25.2%
Chemical Master Credit
  Card Trust I
  Series 1995-3, Class A      6.23       04/15/05          19,813    19,766,558
                                                                   ------------
Citibank Credit Card
  Master Trust I
  Series 1997-2, Class A      6.55       02/15/04          20,000    20,143,760
                                                                   ------------
Prime Credit Card Master
  Trust
  Series 1992-2, Class A2     7.45       11/15/02           5,000     5,114,845
                                                                   ------------
Sears Credit Account
  Master Trust
  Series 1996-4, Class A      6.45       10/16/06          20,000    20,106,260
                                                                   ------------
The Money Store Home
  Equity Trust
  Series 1996-D, Class A9     7.00       04/15/28           5,000     5,079,690
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost - $70,031,579)                                               70,211,113
                                                                   ------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS
(CONTINUED)                                             Principal
November 30, 1997           Interest                     Amount       Value
(Unaudited)                  Rate        Maturity        (000s)      (Note 2)

-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)--48.0%
DLJ Mortgage Acceptance
  Corporation
  Series 1996-CF2, Class
    A1B                       7.29 %     11/12/21       $   3,000(a) $  3,144,954
                                                                   ------------
GE Capital Mortgage
  Services, Inc.
  Series 1994-3, Class A12    6.50       01/25/24          15,477    15,011,518
  Series 1996-4, Class A5     7.00       03/25/26          15,467    15,453,275
  Series 1996-8, Class 1A6    7.25       05/25/26          15,232    15,439,594
  Series 1996-11, Class A5    7.50       07/25/26           8,105     8,307,467
                                                                   ------------
                                                                     54,211,854
                                                                   ------------
Merrill Lynch Mortgage
  Investors, Inc.
  Series 1995-C3, Class A3    7.09 +     12/26/25           7,500     7,720,733
                                                                   ------------
Residential Funding
  Mortgage Securities I,
  Inc.
  Series 1994-S9, Class A8    6.50       03/24/24          28,256    27,386,601
  Series 1996-S7, Class
    A12                       7.00       03/25/26          16,020    16,005,617
  Series 1996-S9, Class A7    7.25       04/25/26           4,926     4,993,284
                                                                   ------------
                                                                     48,385,502
                                                                   ------------
Structured Asset
  Securities Corporation
  Series 1992-M1, Class A2    7.05       11/25/07          20,000    20,527,640
                                                                   ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)
  (Cost - $129,104,524)                                             133,990,683
                                                                   ------------

-------------------------------------------------------------------------------

MUNICIPAL ZERO COUPON SECURITIES--13.9%

MASSACHUSETTS--4.1%
Massachusetts State
  Series B, FGIC                (b)      06/01/02           5,000     4,118,245
  Series B, AMBAC               (b)      08/01/02           8,830     7,220,847
                                                                   ------------
                                                                     11,339,092
                                                                   ------------
PENNSYLVANIA--3.3%
Pittsburgh Pennsylvania,
  Water & Sewer Authority
  Series A, Revenue Bond,
    FGIC                        (b)      09/01/03          12,000     9,235,212
                                                                   ------------
TEXAS--4.0%
San Antonio Texas,
  Electric & Gas
  Revenue Bonds, AMBAC          (b)      02/01/03           7,500     5,927,183
  Series B, Revenue Bonds,
    FGIC                        (b)      02/01/04           7,000     5,254,277
                                                                   ------------
                                                                     11,181,460
                                                                   ------------

-------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS
(CONCLUDED)                                             Principal
November 30, 1997           Interest                     Amount       Value
(Unaudited)                  Rate        Maturity        (000s)      (Note 2)

-------------------------------------------------------------------------------
MUNICIPAL ZERO COUPON SECURITIES--13.9% (CONCLUDED)
UTAH--2.5%
Intermountain Power Agency, Utah
  Power Supply
  Series B, Revenue Bonds,
    AMBAC                       (b )     07/01/02       $   8,490  $  6,920,955
                                                                   ------------
TOTAL MUNICIPAL ZERO
  COUPON SECURITIES
  (Cost - $35,477,520)                                               38,676,719
                                                                   ------------

-------------------------------------------------------------------------------

REPURCHASE AGREEMENT--0.8%
Dated 11/28/97, with State Street Bank and Trust
  Company, 5.00%, due 12/01/97; proceeds: $2,122,884;
  collateralized by $2,155,000 U.S. Treasury Note,
  5.875%, due 10/31/98, value:
  $2,157,358
  (Cost - $2,122,000)                                       2,122     2,122,000
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS--146.2%
  (Cost - $395,819,641)                                            $407,579,996

LIABILITIES IN EXCESS OF OTHER ASSETS--(46.2%)                     (128,779,303)
                                                                   ------------

NET ASSETS--100.0%                                                 $278,800,693
                                                                   ------------
                                                                   ------------

-------------------------------------------------------------------------------


     @  Portion of or entire principal amount delivered as collateral for reverse repurchase agreements. (Note
        5)
     +  Variable Rate Security: Coupon rate is rate in effect at November 30, 1997
   (a)  Private Placement
   (b)  Zero Coupon Bonds
 AMBAC  American Municipal Bond Assurance Corporation
  FGIC  Financial Guaranty Insurance Company
   PAC  Planned Amortization Class--Security principal payments are within a predetermined range
 REMIC  Real Estate Mortgage Investment Conduit

------------------

See notes to financial statements.
                                       6

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES
November 30, 1997 (unaudited)

--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $395,819,641) (Note 2)..............................................   $407,579,996
Cash............................................................................................            495
Interest receivable.............................................................................      2,214,585
Prepaid expenses and other assets...............................................................         16,721
                                                                                                   ------------
          Total assets..........................................................................    409,811,797
                                                                                                   ------------

LIABILITIES:
Reverse repurchase agreements (Note 5)..........................................................    130,396,000
Interest payable for reverse repurchase agreements (Note 5).....................................        394,902
Accrued expenses and other liabilities..........................................................         69,886
Investment advisory fee payable (Note 3)........................................................        115,423
Administration fee payable (Note 3).............................................................         34,893
                                                                                                   ------------
          Total liabilities.....................................................................    131,011,104
                                                                                                   ------------

NET ASSETS (equivalent to $8.92 per share based on
  31,262,639 shares outstanding)................................................................   $278,800,693
                                                                                                   ------------
                                                                                                   ------------

COMPOSITION OF NET ASSETS:
Capital stock, at par (Note 6)..................................................................   $    312,626
Additional paid-in capital (Note 6).............................................................    302,096,219
Undistributed net investment income.............................................................      7,377,780
Accumulated net realized losses.................................................................    (42,746,287)
Net unrealized appreciation.....................................................................     11,760,355
                                                                                                   ------------
Net assets applicable to capital stock outstanding..............................................   $278,800,693
                                                                                                   ------------
                                                                                                   ------------

------------------

See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended November 30, 1997 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 2):
  Interest.......................................................   $13,865,471
                                                                    -----------
EXPENSES:
  Investment advisory fee (Note 3)...............................       712,401
  Administration fee (Note 3)....................................       214,846
  Insurance......................................................        77,316
  Custodian......................................................        41,683
  Reports to shareholders........................................        33,862
  Audit and tax services.........................................        30,715
  Directors' fees................................................        23,055
  Registration...................................................        16,408
  Transfer agency................................................        12,560
  Amortization of organization expenses (Note 2).................         3,507
  Legal..........................................................         2,874
  Miscellaneous..................................................        19,514
                                                                    -----------
     Total operating expenses....................................     1,188,741
Interest expense (Note 5)........................................     3,570,641
                                                                    -----------
     Total expenses..............................................     4,759,382
                                                                    -----------
  Net investment income..........................................     9,106,089
                                                                    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENT, FUTURES,
  AND OPTIONS TRANSACTIONS (Note 2):
Net realized gains (losses) on:
  Investment transactions........................................     8,272,598
  Futures transactions...........................................        35,986
  Options transactions...........................................       (52,674)
                                                                    -----------
                                                                      8,255,910
                                                                    -----------

Net unrealized appreciation on investments.......................     6,538,939
                                                                    -----------
Net realized and unrealized gain on investment, futures and
  options transactions...........................................    14,794,849
                                                                    -----------
Net increase in net assets resulting from operations.............   $23,900,938
                                                                    -----------
                                                                    -----------

------------------

See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                          For the
                                                     Six Months Ended     For the Year
                                                     November 30, 1997       Ended
                                                        (unaudited)       May 31, 1997
                                                     ------------------   ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income...........................     $   9,106,089      $  20,964,554
  Net realized gains (losses) on investment, short
     sale, futures and option transactions........         8,255,910         (4,623,471)
  Net unrealized appreciation on investments and
     futures transactions ........................         6,538,939         13,293,713
                                                     -----------------    -------------
  Net increase in net assets resulting from
     operations...................................        23,900,938         29,634,796
                                                     -----------------    -------------

DIVIDENDS TO SHAREHOLDERS:
  Net investment income...........................        (7,709,623)       (18,367,468)
                                                     -----------------    -------------

CAPITAL STOCK TRANSACTIONS (Note 6):
  Cost of Trust shares repurchased and retired....       (20,744,570)       (13,948,012)
                                                     -----------------    -------------
       Total decrease in net assets...............        (4,553,255)        (2,680,684)

NET ASSETS:
  Beginning of period.............................       283,353,948        286,034,632
                                                     -----------------    -------------
  End of period (including undistributed net
     investment income of $7,377,780 and
     $5,981,314, respectively)....................     $ 278,800,693      $ 283,353,948
                                                     -----------------    -------------
                                                     -----------------    -------------

------------------

See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
STATEMENT OF CASH FLOWS
For the Six Months Ended November 30, 1997 (Unaudited)

--------------------------------------------------------------------------------


INCREASE (DECREASE) IN CASH:
Cash flows provided by operating activities:
  Interest received (excluding net accretion of $950,314)......................................   $  12,905,448
  Interest expense paid........................................................................      (3,435,165)
  Operating expenses paid......................................................................      (1,144,423)
  Purchase of short-term portfolio investments, including options, net.........................      (1,453,674)
  Purchase of long-term portfolio investments and short covers.................................    (176,693,651)
  Proceeds from dispositions of long-term portfolio investments,
     short sales and principal paydowns........................................................     202,471,027
  Net cash used for futures transactions.......................................................          35,986
                                                                                                  -------------
  Net cash provided by operating activities....................................................      32,685,548
                                                                                                  -------------
Cash flows used for financing activities:
  Cash used to repurchase and retire Trust shares..............................................     (20,998,561)
  Net cash used for reverse repurchase agreements..............................................      (3,971,250)
  Cash dividends paid..........................................................................      (7,715,250)
                                                                                                  -------------
  Net cash used for financing activities.......................................................     (32,685,061)
                                                                                                  -------------
Net decrease in cash...........................................................................             487
Cash at beginning of period....................................................................               8
                                                                                                  -------------
Cash at end of period..........................................................................   $         495
                                                                                                  -------------
                                                                                                  -------------


RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO
  NET CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations...........................................   $  23,900,938
                                                                                                  -------------
  Decrease in investments......................................................................      14,944,121
  Net unrealized appreciation on investments...................................................      (6,538,939)
  Decrease in interest receivable..............................................................         199,634
  Decrease in other assets.....................................................................         100,736
  Decrease in advisory/administration fees payable.............................................          (7,165)
  Increase in other liabilities................................................................          86,223
                                                                                                  -------------
          Total adjustments....................................................................       8,784,610
                                                                                                  -------------
Net cash provided by operating activities......................................................     $32,685,548
                                                                                                  -------------
                                                                                                  -------------

------------------

See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                    For the Six                                                                  For the Period
                                   Months Ended      For the Year   For the Year   For the Year   For the Year   November 2, 1992*
                                 November 30, 1997      Ended          Ended          Ended          Ended       through
                                    (unaudited)      May 31, 1997   May 31, 1996   May 31, 1995   May 31, 1994   May 31, 1993
                                 -----------------   ------------   ------------   ------------   ------------   -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period.......................      $    8.35         $   7.98       $   8.46       $   8.07       $   9.05         $    9.37**
                                 -----------------   ------------   ------------   ------------   ------------   -----------------
Net investment income..........           0.29             0.60           0.58           0.67           0.68              0.44
Net realized and unrealized
  gain (loss) on investment,
  short sale, futures and
  written option
  transactions.................           0.45             0.24          (0.54)          0.34          (0.95)            (0.36)
                                 -----------------   ------------   ------------   ------------   ------------   -----------------
Net increase (decrease) in net
  asset value resulting from
  operations...................           0.74             0.84           0.04           1.01          (0.27)             0.08
                                 -----------------   ------------   ------------   ------------   ------------   -----------------
Net effect of shares
  repurchased..................           0.07             0.05           0.01           0.01           0.01                --
Dividends from net investment
  income.......................          (0.24)           (0.52)         (0.53)         (0.63)         (0.72)            (0.40)
                                 -----------------   ------------   ------------   ------------   ------------   -----------------
Net asset value, end of
  period.......................      $    8.92         $   8.35       $   7.98       $   8.46       $   8.07         $    9.05
                                 -----------------   ------------   ------------   ------------   ------------   -----------------
                                 -----------------   ------------   ------------   ------------   ------------   -----------------
Market price, end of period....      $    8.00         $   7.25       $  6.875       $   7.25       $   7.25         $   9.125
                                 -----------------   ------------   ------------   ------------   ------------   -----------------
                                 -----------------   ------------   ------------   ------------   ------------   -----------------
TOTAL INVESTMENT RETURN+.......          13.73%(1)        13.28%          2.11%          9.46%        (13.17)%           (1.18)%(1)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTARY DATA:
Net assets, end of period
  (000s).......................      $ 278,801         $283,354       $286,035       $304,083       $291,463         $ 328,672
Operating expenses.............           0.83%(2)         0.86%          0.93%          0.91%          0.81%             0.80%(2)
Interest expense...............           2.51%(2)         2.47%          2.47%          2.29%          1.34%             1.66%(2)
Total expenses.................           3.34%(2)         3.33%          3.40%          3.20%          2.15%             2.46%(2)
Net investment income..........           6.39%(2)         7.16%          6.89%          8.50%          7.90%             8.34%(2)
Portfolio turnover rate........             43%              35%            64%           356%           628%              237%


------------------
* Commencement of investment operations.

** Net of offering costs of $0.02.

+ Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of sales loads or brokerage commissions.

(1) Not Annualized.

(2) Annualized.

------------------

See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS
November 30, 1997 (unaudited)

--------------------------------------------------------------------------------

1. THE TRUST:

Hyperion 2002 Term Trust, Inc. (the 'Trust'), which was incorporated under the laws of the State of Maryland on July 29, 1992, is registered under the Investment Company Act of 1940 (the '1940 Act') as a diversified, closed-end management investment company. The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2002 and thereafter to terminate.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ('MBS') issued or guaranteed by the U.S. Government or one of its agencies or rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Moody's Investors Service, Inc). No assurance can be given that the Trust's investment objectives will be achieved.

2. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions, and the current ask price for short positions. The Trust values mortgage-backed securities ('MBS') and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.


The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Options Written or Purchased: The Trust may purchase or write options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is a loss. The risk

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1997 (unaudited)

--------------------------------------------------------------------------------

associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date.

Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by 'marking-to-market' on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to adjust the portfolio for fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Deferred Organization Expenses: A total of $40,500 was incurred in connection with the organization of the Trust. These costs were deferred and amortized ratably over a period of sixty months from the date the Trust commenced investment operations. As of November 30, 1997, all deferred organization expenses have been completely amortized.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' in the Statement of Assets and Liabilities, and does not include short-term investments.


Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1997 (unaudited)

--------------------------------------------------------------------------------

price, including accrued interest. Hyperion Capital Management, Inc. (the 'Advisor') is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS:

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net assets

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the 'Administrator'). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays to the administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor and Administrator.

4. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, U.S.

Government securities and reverse repurchase agreements, for the six months ended November 30, 1997 were $75,647,107 and $75,688,934, respectively. Purchases and sales of U.S. Government securities, for the six months ended November 30, 1997 were $101,046,543 and $123,561,738 respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.

The federal income tax basis of the Trust's investments at November 30, 1997 was $395,819,641 which was the same for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $11,760,355 (gross unrealized appreciation--$11,802,532; gross unrealized depreciation--$47,177). At May 31, 1997, the Trust had a capital loss carryforward of $47,514,793, of which $30,666,463 expires in 2002, $7,809,791 expires in 2003, $4,415,068 expires in 2004 and $4,623,471 expires in 2005, available to offset any future capital gains. However, if the Trust terminates as expected in 2002 the capital loss carryforward must be utilized by 2002 in order for shareholders to realize a benefit.

5. BORROWINGS:

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1997 (unaudited)

--------------------------------------------------------------------------------

At November 30, 1997, the Trust had the following reverse repurchase agreements outstanding:


                                         MATURITY IN
                                       ZERO TO 30 DAYS
                                       ---------------
Maturity Amount, including Interest
  Payable...........................    $ 130,967,076
                                       ---------------
Market Value of Assets Sold
  Under Agreements..................    $ 134,474,219
                                       ---------------
Weighted Average Interest Rate......            5.62%
                                       ---------------

The average daily balance of reverse repurchase agreements outstanding during the six months ended November 30, 1997, was approximately $126,212,686, at a weighted average interest rate of 5.64%. The maximum amount of reverse repurchase agreements outstanding at any time during the six months was $137,334,000 as of July 1, 1997, which was 32.79% of total assets.

6. CAPITAL STOCK:

There are 75 million shares of $0.01 par value common stock authorized. Of the 31,262,639 shares outstanding at November 30, 1997, the Advisor owned 10,639 shares.

The Trust is continuing its stock repurchase program. On September 23, 1997, the Board of Directors authorized the Trust to purchase and retire up to 25% (changed from 15%) of its then outstanding common shares, or approximately 9.1 million (changed from 5.4 million) of the Trust's shares, in the open market. The purchase price may not exceed the then-current net asset value.

During the six months ended November 30, 1997 and year ended May 31, 1997, the Trust repurchased totals of 2,677,400 and 1,905,800 shares of its outstanding common stock at costs of $20,744,570 and $13,948,012 and average discounts of approximately 11.3% and 11.7% from its net asset value, respectively. All shares repurchased either have been or will be retired.

7. FINANCIAL INSTRUMENTS:

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.


During the period, the Trust had segregated sufficient cash and/or securities to cover any commitments unders these contracts.

There were no open futures contracts at November 30, 1997.

There was no written option activity for the six months ended November 30, 1997.

8. LITIGATION:

During the months of October and November 1993, purported class action lawsuits were instituted against the Trust and its directors, officers and underwriters by certain shareholders of the Trust in the United States District Court, Southern District of New York. The plaintiffs in those actions generally alleged that the defendants made inadequate and misleading disclosure in the registration statement and prospectus for the Trust, in particular, as such disclosure relates to the nature and risks of 'interest-only mortgage strip securities' and the Trust's investments in those instruments. A Pre-Trial Order of Consolidation dated December 27, 1993 consolidated these and other actions under the consolidated caption In re: Hyperion Securities Litigation Master File No. 93-CIV-7179 (MBM). Pursuant to the terms of the Order of Consolidation, one consolidated amended complaint was served upon the Trust and the other defendants which superseded all other complaints previously filed. The Advisor was added as a defendant in that complaint. On April 8, 1994, the defendants moved to dismiss the consolidated complaint. Pursuant to an order dated October 3, 1994, the Court stayed all discovery in the Action except for certain limited document discovery. In November 1994, while the motion to dismiss was still pending, plaintiffs filed a second consolidated amended complaint which superseded the first amended complaint. The allegations in the second

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
November 30, 1997 (unaudited)

--------------------------------------------------------------------------------

consolidated amended complaint relate to the accuracy of the defendants' representations to investors about the Trust's investment objectives, and level and adequacy of the disclosure in the prospectus for the Trust used in connection with its initial public offering. Defendants moved to dismiss the second consolidated amended complaint in December 1994. Judge Michael B. Mukasey issued an opinion and order dated July 12, 1995 dismissing the second consolidated amended complaint without leave to replead. The plaintiffs filed a motion to reargue on July 27, 1995 and Judge Mukasey denied the motion to reargue on September 6, 1995. Plaintiffs filed a notice of appeal to the U.S. Court of Appeals for the Second Circuit on August 17, 1995. On October 15, 1996, a three judge panel of the Court of Appeals for the Second Circuit in a two to one vote affirmed Judge Michael B. Mukasey's July 12, 1995 opinion and order dismissing with prejudice plaintiffs' second consolidated amended complaint for failure to identify any misrepresentations or misleading omissions in the registration statement and prospectus for the Trust. Appellants filed a petition for rehearing and suggestion for rehearing in banc by the entire appellate court on October 29, 1996. On January 7, 1997, the appellate court denied the appellants' petition for rehearing in banc. On April 7, 1997, plaintiffs filed a petition for a writ of certiorari in the Supreme Court of the United States. On May 8, 1997, the defendants filed briefs in opposition to the petition for a writ of certiorari in the Supreme Court of the United States. On June 9, 1997, the Supreme Court of the United States denied the petition for a writ of certiorari in Hyperion Securities Litigation (under the name Marilyn Okley, et al v. Hyperion 1999 Term Trust, Inc., et al), and no further appeals are possible.

Pursuant to the Underwriting Agreement between the Trust and its underwriters, the Trust and the Advisor have jointly and severally agreed to indemnify the underwriters for their liabilities, losses and costs directly related to certain contents of the prospectus and registration statement of the Trust. The underwriters have provided notification to the Trust and the Advisor that they intend to exercise their rights of indemnification in the event that they are subject to liabilities, costs or losses that are covered by the indemnity. In addition, pursuant to the Investment Advisory Agreement between the Trust and the Advisor, the Advisor is indemnified for all of its liabilities, losses and costs in connection with any matter involving the Trust, except for actions relating to the gross negligence, willful malfeasance or fraud of the Advisor. In addition, the Trust's Articles of Incorporation provide for the indemnification of its Directors. The Trust's Directors and Advisor have also notified the Trust of their intention to seek indemnification. The Trust has incurred litigation expenses for the six months ended November 30, 1997 to the indemnified parties noted above, based upon amounts which are deemed reimbursable in accordance with the indemnification provisions. Pursuant to these indemnification provisions, the Trust reimbursed $14,441 of litigation expenses to the Advisor during the six months ended November 30, 1997. This amount was previously advanced by the Advisor on behalf of the Trust, its directors, certain of its officers and underwriters. The Trust has included these amounts in legal fees.

9. SUBSEQUENT EVENT:

The Trust's Board of Directors declared the following regular monthly dividend:


 DIVIDEND      RECORD      PAYABLE
PER SHARE       DATE         DATE
----------    --------     --------
$0.03958      12/22/97     12/31/97

--------------------------------------------------------------------------------

                                 PROXY RESULTS

--------------------------------------------------------------------------------

During the six month period ended November 30, 1997, Hyperion 2002 Term Trust, Inc. shareholders voted on the following proposals at a shareholders' meeting on October 14, 1997. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------

                                                                              SHARES VOTED      SHARES VOTED
                                                                                  FOR         WITHOUT AUTHORITY
                                                                              ------------    -----------------
  1. To elect to the Trust's Board of Directors:           Kenneth C. Weiss     24,236,217         818,681
                                                           Lewis S. Ranieri     24,228,574         826,324
                                                          Patricia A. Sloan     24,223,398         831,500

--------------------------------------------------------------------------------

                                                            SHARES VOTED      SHARES VOTED      SHARES VOTED
                                                                 FOR            AGAINST            ABSTAIN
                                                          -----------------   ------------    -----------------
  2. To select Price Waterhouse LLP as the
       Trust's independent accountants:                      24,632,603             94,595         327,700

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the 'Plan') is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the 'Plan Agent') in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
SELECTED QUARTERLY FINANCIAL DATA
(unaudited)

--------------------------------------------------------------------------------

                                                                         NET REALIZED AND
                                                                         UNREALIZED GAINS
                                                                             (LOSSES)                NET INCREASE
                                                                       ON INVESTMENT, SHORT       (DECREASE) IN NET
                                                  NET INVESTMENT         SALE, FUTURES AND         ASSETS RESULTING
                                                      INCOME           OPTIONS TRANSACTIONS        FROM OPERATIONS
                                   TOTAL      ----------------------  -----------------------  ------------------------
QUARTER ENDED                      INCOME       AMOUNT     PER SHARE     AMOUNT     PER SHARE     AMOUNT     PER SHARE*
-----------------------------------------------------------------------------------------------------------------------

November 2, 1992**
 to November 30, 1992.......... $  1,811,843  $ 1,533,358    $0.04    $    737,934   $  0.03   $  2,271,292    $ 0.07
February 28, 1993..............    9,122,966    7,032,751     0.19      (3,681,008)    (0.10)     3,351,743      0.09
May 31, 1993...................    9,872,116    7,502,266     0.21     (10,302,260)    (0.29)    (2,799,994)    (0.08)
August 31, 1993................    7,900,285    5,891,890     0.17      (7,056,496)    (0.19)    (1,164,606)    (0.02)
November 30, 1993..............    7,647,909    6,287,067     0.17     (14,250,814)    (0.40)    (7,963,747)    (0.23)
February 28, 1994..............    7,304,356    5,779,371     0.16      (3,697,312)    (0.10)     2,082,059      0.06
May 31, 1994...................    8,257,401    6,489,914     0.18      (9,318,373)    (0.26)    (2,828,459)    (0.08)
August 31, 1994................    8,111,892    6,080,085     0.17      (4,477,491)    (0.12)     1,602,594      0.05
November 30, 1994..............    8,953,967    6,721,015     0.19     (12,361,939)    (0.34)    (5,640,924)    (0.15)
February 28, 1995..............    8,177,423    5,855,585     0.16      11,776,995      0.32     17,632,580      0.48
May 31, 1995...................    7,992,242    5,503,840     0.15      17,498,730      0.49     23,002,570      0.64
August 31, 1995................    7,720,721    5,165,495     0.15      (1,657,645)    (0.05)     3,507,850      0.10
November 30, 1995..............    7,757,245    5,135,530     0.14       8,211,190      0.23     13,346,720      0.37
February 29, 1996..............    7,967,548    5,119,151     0.14      (7,838,546)    (0.22)    (2,719,395)    (0.08)
May 31, 1996...................    7,830,152    5,524,086     0.15     (18,033,989)    (0.50)   (12,509,903)    (0.35)
August 31, 1996................    7,973,437    5,540,861     0.16         904,649      0.03      6,445,510      0.19
November 30, 1996..............    7,685,737    5,350,099     0.15      19,086,151      0.54     24,436,250      0.69
February 28, 1997..............    7,482,318    5,071,417     0.15     (10,119,650)    (0.29)    (5,048,233)    (0.14)
May 31, 1997...................    7,568,189    5,002,177     0.14      (1,200,908)    (0.04)     3,801,269      0.10
August 31, 1997................    6,978,930    4,674,227     0.14      10,347,387      0.32     15,021,614      0.46
November 30, 1997..............    6,886,541    4,431,862     0.15       4,447,462      0.13      8,879,324      0.28


                                     DIVIDENDS AND
                                     DISTRIBUTIONS      SHARE PRICE
                                 ---------------------  ------------
QUARTER ENDED                      AMOUNT    PER SHARE  HIGH     LOW
-------------------------------
November 2, 1992**
 to November 30, 1992..........  $        --   $  --    $10 1/8  $10
February 28, 1993..............    7,265,759    0.20     10 1/8    9 1/2
May 31, 1993...................    7,265,759    0.20     10 1/8    8
August 31, 1993................    7,265,759    0.20      9 7/8    8 1/4
November 30, 1993..............    6,635,302    0.18      9 3/8    7
February 28, 1994..............    6,200,403    0.17      8        7 3/8
May 31, 1994...................    5,876,469    0.17      7 5/8    7
August 31, 1994................    5,863,752    0.17      7 3/8    6 3/4
November 30, 1994..............    5,848,698    0.16      7 1/8    6
February 28, 1995..............    5,539,380    0.15      7        6 1/2
May 31, 1995...................    5,389,408    0.15      7 3/8    6 3/4
August 31, 1995................    4,939,722    0.14      7 5/8    6 3/4
November 30, 1995..............    4,713,040    0.13      7 3/8    7
February 29, 1996..............    4,708,389    0.13      7 1/2    7 1/8
May 31, 1996...................    4,705,337    0.13      7 3/8    6
August 31, 1996................    4,704,739    0.13      7 1/8    6 3/4
November 30, 1996..............    4,702,621    0.13      7 3/8    6 3/4
February 28, 1997..............    4,667,444    0.13      7 1/2    7
May 31, 1997...................    4,292,664    0.13      7 1/2    7
August 31, 1997................    3,928,855    0.12      8 13/16  7
November 30, 1997..............    3,780,768    0.13      7 15/16  7 5/8

 * Excludes net effect of shares repurchased.

** Commencement of investment operations.

--------------------------------------------------------------------------------


INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION CAPITAL MANAGEMENT, INC.
One Liberty Plaza
165 Broadway, 36th Floor
New York, New York 10006-1404
FOR GENERAL INFORMATION ABOUT THE TRUST:
(800) HYPERION

TRANSFER AGENT

BOSTON EQUISERVE L.P.
Investor Relations Department
P.O. Box 8200
Boston, Massachusetts 02266-8200
FOR SHAREHOLDER SERVICES:
(800) 426-5523

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL

SULLIVAN & WORCESTER LLP
1025 Connecticut Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

------------------------------------------------------

OFFICERS & DIRECTORS

------------------------------------------------------

Kenneth C. Weiss
Chairman

Lewis S. Ranieri
Director

Garth Marston*
Director

Rodman L. Drake*
Director

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

Patricia A. Botta
Vice President

* Audit Committee Members

------------------------------------------------------

                        [LOGO]

------------------------------------------------------

The accompanying financial statements as of November 30, 1997 were not audited and, accordingly, no opinion is expressed on them.

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.


                         HYPERION 2002 TERM TRUST, INC.
                               One Liberty Plaza
                            165 Broadway, 36th Floor
                            New York, NY 10006-1404

                                HYPERION 2002
                                  TERM TRUST

                               SEMI-ANNUAL REPORT

                               NOVEMBER 30, 1997

                                    [ART]